                              CENDANT CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


     The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition of National Parking Corporation Limited ("NPC") by Cendant Corporation ("Cendant" or the "Company"). The acquisition of NPC was accounted for under the purchase method of accounting and, accordingly, assets acquired and liabilities assumed were recorded at their estimated fair values which are subject to further refinement, including appraisals and other analyses, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the NPC acquisition will differ materially from the initial allocation. The unaudited pro forma consolidated statements of income for the year ended December 31, 1997, and six months ended June 30, 1998 were presented as if the acquisition of NPC occurred on January 1, 1997. Such financial statements do not purport to present the results of operations of Cendant had the acquisition of NPC occurred on the dates specified, nor are they necessarily indicative of the operating results that may be achieved in the future.

     The unaudited pro forma consolidated financial statements of Cendant are based on certain assumptions and adjustments described in the Notes to Unaudited Pro Forma Consolidated Financial Statements, as set forth herein, and should be read in conjunction therewith and with the consolidated financial statements and related notes thereto of Cendant, as included in the Company's
(i) Annual Report on Form 10-K/A for the year ended December 31, 1997 which was filed with the Securities and Exchange Commission ("SEC") on September 29, 1998; and (ii) Quarterly Reports on Form 10-Q/A for the quarterly periods ended March 31, 1998 and June 30, 1998 which were filed with the Securities and Exchange Commission on October 13, 1998. The unaudited pro forma consolidated financial statements should also be read in conjunction with NPC's consolidated financial statements and related notes thereto for the 52 week period ended March 27, 1998 included herein as Exhibit 99.1.

                              CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                HISTORICAL
                                                                  CENDANT            HISTORICAL NPC
                                                           --------------------   --------------------
                                                                YEAR ENDED        52 WEEK PERIOD ENDED      PRO FORMA
                                                           DECEMBER 31, 1997(1)     MARCH 27, 1998(2)    ADJUSTMENTS(a)    PRO FORMA
                                                           --------------------     -----------------    --------------    ---------
REVENUES
 Membership and service fees, net .......................       $ 3,988.7               $  575.9                          $ 4,564.6
 Fleet leasing (net of depreciation and interest costs
   of $1,205.2)..........................................            59.5                     --                               59.5
 Other ..................................................           191.8                   22.4           $   (0.9)(b)       213.3
                                                                ---------               --------           --------       ---------
Net revenues ............................................         4,240.0                  598.3               (0.9)        4,837.4
                                                                ---------               --------           --------       ---------
EXPENSES
 Operating ..............................................         1,322.3                  371.8                            1,694.1
 Marketing and reservation ..............................         1,031.8                     --                            1,031.8
 General and administrative .............................           636.2                  119.2               (8.7)(c)       746.7
 Merger-related costs and other unusual charges .........           704.1                     --                              704.1
 Depreciation and amortization ..........................           237.7                   17.5               28.2 (d)       283.4
 Interest, net ..........................................            50.6                   14.6               75.9 (e)       141.1
                                                                ---------               --------           --------       ---------
Total expenses ..........................................         3,982.7                  523.1               95.4         4,601.2
                                                                ---------               --------           --------       ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
 INCOME TAXES AND MINORITY INTEREST .....................           257.3                   75.2              (96.3)          236.2
Provision (benefit) for income taxes ....................           191.0                   42.2              (50.3)(f)       182.9
Minority interest, net ..................................                                    0.4                                0.4
                                                                ---------               --------           --------       ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS ................       $    66.3               $   32.6           $  (46.0)      $    52.9
                                                                =========               ========           ========       =========
PER SHARE INFORMATION:
   INCOME FROM CONTINUING OPERATIONS
    Basic ...............................................       $    0.08                                                 $    0.07
    Diluted .............................................            0.08                                                      0.06
   WEIGHTED AVERAGE SHARES
    Basic ...............................................           811.2                                                     811.2
    Diluted .............................................           851.7                                                     851.7

----------
(1) The following items have been reported in the Cendant historical consolidated statement of operations for the year ended December 31, 1997 but are excluded from the unaudited pro forma consolidated statement of income presented above:

  Loss from discontinued operations, net of taxes           $  (26.8)
  Extraordinary gain, net of tax                                26.4
  Cumulative effect of accounting change, net of tax          (283.1)

(2) The historical statement of income for NPC includes certain adjustments to conform generally accepted accounting principles ("GAAP") in the United Kingdom to United States GAAP. NPC's statement of income has been converted to U.S. dollars at the average exchange rate for the twelve month period presented.

      See notes to unaudited pro forma consolidated financial statements.

                              CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                           HISTORICAL
                                                            CENDANT                   NPC
                                                     --------------------- ------------------------
                                                        SIX MONTHS ENDED    FOR THE PERIOD 4/27/98
                                                      JUNE 30, 1998(1)(2)     THROUGH 6/30/98(1)
                                                     --------------------- ------------------------
REVENUES
 Membership and service fees--net ..................      $ 2,262.5                $ (111.5)
 Fleet leasing (net of depreciation and interest
  costs of $629.7)..................................           39.0
 Other .............................................          105.8
                                                          ---------                --------
Net revenues .......................................        2,407.3                  (111.5)
                                                          ---------                --------
EXPENSES
 Operating .........................................          791.0                   (70.3)
 Marketing and reservation .........................          556.0                      --
 General and administrative ........................          299.8                   (20.0)
 Depreciation and amortization .....................          152.4                    (8.4)
 Other charges:
  Merger related costs and other unusual
    charges ........................................          (24.4)
  Investigation related costs ......................           19.5
  Financing costs ..................................           12.7
 Interest--net .....................................           41.9                    (0.4)
                                                          ----------               --------
Total expenses .....................................        1,848.9                   (99.1)
                                                          ----------               --------
INCOME (LOSS) FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES AND MINORITY INTEREST .........          558.4                   (12.4)
Provision (benefit) for income taxes ...............          199.8                    (4.9)
Minority interest, net .............................           19.8                    (0.1)
                                                          ----------               --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ...........      $   338.8                $   (7.4)
                                                          ==========               ========
PER SHARE INFORMATION:
  INCOME FROM CONTINUING OPERATIONS
   Basic ...........................................      $    0.40
   Diluted .........................................           0.38
  WEIGHTED AVERAGE SHARES
   Basic ...........................................          844.8
   Diluted .........................................          907.8



                                                         HISTORICAL
                                                            NPC
                                                     -----------------
                                                      SIX MONTHS ENDED
                                                       SEPTEMBER 30,       PRO FORMA
                                                         1998(3)(4)     ADJUSTMENTS(a)    PRO FORMA
                                                     ----------------- ---------------- -------------
REVENUES
 Membership and service fees--net ..................     $  294.6                        $ 2,445.6
 Fleet leasing (net of depreciation and interest
  costs of $629.7)..................................           --                             39.0
 Other .............................................         12.5         $   (9.0)(b)       109.3
                                                         --------         --------       ---------
Net revenues .......................................        307.1             (9.0)        2,593.9
                                                         --------         --------       ---------
EXPENSES
 Operating .........................................        196.5                            917.2
 Marketing and reservation .........................           --                            556.0
 General and administrative ........................         61.2                            341.0
 Depreciation and amortization .....................          9.2             14.1 (d)       167.3
 Other charges:
  Merger related costs and other unusual
    charges ........................................           --                            (24.4)
  Investigation related costs ......................           --                             19.5
  Financing costs ..................................           --                             12.7
 Interest--net .....................................          3.5             28.2 (e)        73.2
                                                         --------         --------       ----------
Total expenses .....................................        270.4             42.3         2,062.5
                                                         --------         --------       ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES AND MINORITY INTEREST .........         36.7            (51.3)          531.4
Provision (benefit) for income taxes ...............         10.8            (14.6)(f)       191.1
Minority interest, net .............................          0.2               --            19.9
                                                         --------         --------       ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS ...........     $   25.7         $  (36.7)      $   320.4
                                                         ========         ========       ==========
PER SHARE INFORMATION:
  INCOME FROM CONTINUING OPERATIONS
   Basic ...........................................                                     $    0.38
   Diluted .........................................                                          0.36
  WEIGHTED AVERAGE SHARES
   Basic ...........................................                                         844.8
   Diluted .........................................                                         907.8

---------
(1) Historical Cendant for the six months ended June 30, 1998 includes the financial results of NPC from April 27, 1998 (the acquisition date) through June 30, 1998.

(2) The historical financial results of Cendant for the six months ended June 30, 1998 included a loss from discontinued operations, net of taxes, of $12.9 million which is excluded from the unaudited pro forma consolidated statement of income presented above.

(3) The NPC historical statement of income for the six months ended September 30, 1998 is presented exclusive of the resulting financial statement impact from the fair value adjustments that were recorded in the allocation of purchase price at the acquisition date. The impact of such fair value adjustments for the full six month period are reflected in the pro forma adjustment column.

(4) The historical statement of income for NPC includes certain adjustments to conform generally accepted accounting principles ("GAAP") in the United Kingdom to United States GAAP. NPC's statement of income has been converted to U.S. dollars at the average exchange rate for the six month period presented.

      See notes to unaudited pro forma consolidated financial statements.

                              CENDANT CORPORATION
                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS
                     (IN MILLIONS, UNLESS OTHERWISE NOTED)


(A) ACQUISITION OF NATIONAL PARKING CORPORATION LIMITED

     Certain of the underlying pro forma adjustments to the statements of income for the year ended December 31, 1997 and six months ended June 30, 1998 are calculated from the fair market value adjustments which were made in the allocation of the purchase price. The consideration paid and the fair value of net assets acquired in connection with the acquisition of NPC were as follows:

Cash consideration (i) .................................    $  1,591.9
                                                            ----------
Fair value of net assets acquired:
 Historical net book value of NPC ......................         476.8
Fair value adjustments to net assets acquired:
Assets:
 Property and Equipment ................................          (1.5)
 Other Intangible ......................................          11.6
 Other Assets ..........................................          (3.6)
Liabilities:
 Accrued Expenses and Other (ii) .......................         205.9
 Deferred Income Taxes (iii) ...........................         (95.7)
                                                            ----------
FAIR VALUE OF IDENTIFIABLE NET ASSETS ACQUIRED .........         593.5
                                                            ----------
 GOODWILL ..............................................    $    998.4
                                                            ==========

----------
(i) Cash consideration of $1.6 billion was financed from borrowings under the Company's revolving credit facilities.

(ii) Primarily comprised of $227 million of NPC indebtedness which was repaid by the Company on the date of acquisition.

(iii) Reflects deferred income taxes associated with the difference between the fair value of liabilities accrued and their respective tax bases.


(B) OTHER REVENUE

     The pro forma adjustment reflects the elimination of gains recognized on the sale of disposed properties. As such, properties would have been adjusted to their fair market values at the acquisition date.


(C) GENERAL AND ADMINISTRATIVE

     The pro forma adjustment for the year ended December 31, 1997 of $8.7 million reflects the reversal of non-recurring professional fees incurred by NPC during the 52 week period ended March 27, 1998 directly associated with the acquisition of NPC by the Company.


(D) DEPRECIATION AND AMORTIZATION

     The pro forma adjustment for depreciation and amortization is comprised of the following:

                                                                                  SIX MONTHS
                                                                  YEAR ENDED        ENDED
                                                                 DECEMBER 31,      JUNE 30,
                                                                     1997            1998
                                                                --------------   -----------
Elimination of historical NPC goodwill amortization .........      $  (1.8)       $  (0.9)
Goodwill ....................................................         25.0           12.5
Other intangibles ...........................................          4.6            2.3
Property and equipment ......................................          0.4            0.2
                                                                   -------        -------
                                                                   $  28.2        $  14.1
                                                                   =======        =======

                              CENDANT CORPORATION
                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                        FINANCIAL STATEMENTS (CONTINUED)
                     (IN MILLIONS, UNLESS OTHERWISE NOTED)


(D) DEPRECIATION AND AMORTIZATION (CONTINUED)

     Goodwill of approximately $1.0 billion (see note (a)) is determined to have a benefit period of forty years, which is based on NPC's position as the largest private (non municipal) car park operator in the United Kingdom ("UK") and the third largest roadside assistance company in the UK.

     NPC's intangible assets represents the estimated value which has been attributed to the membership base comprising the roadside assistance portion of NPC's business. This intangible asset is amortized on an accelerated basis with amortization in the initial year calculated based on a 2.5 year benefit period. The valuation of the intangible asset was based on the historical lives and profitability of NPC's membership bases.


(E) INTEREST EXPENSE--NET

     The pro forma adjustment is calculated as follows:

                                                                                               SIX MONTHS
                                                                               YEAR ENDED        ENDED
                                                                              DECEMBER 31,      JUNE 30,
                                                                                  1997            1998
                                                                             --------------   -----------
Elimination of historical NPC interest expense (i)........................      $ (16.7)       $  (1.5)
Interest expense incurred on debt used to finance NPC acquisition (ii).....         92.6           29.7
                                                                                -------        -------
                                                                                $  75.9        $  28.2
                                                                                =======        =======

     (i) Coincident with the acquisition of NPC, the Company repaid $227 million of NPC indebtedness. The elimination adjustment for the year ended December 31, 1997 assumed an interest rate of 7.37% which was the weighted average interest rate on NPC borrowings for the 52 week period ended March 27, 1998. The elimination adjustment during the six months ended June 30, 1998 represents the reversal of interest expense incurred by NPC during the period March 28, 1998 through the acquisition date (April 27, 1998) which was calculated at an interest rate of 7.85%, representing the weighted average interest rate in effect for such one month period. Since NPC's six month pro forma results are through the period ended September 30, 1998, only one month of interest expense related to the $227 million of NPC indebtedness was included in its historical results.

     (ii) Reflects interest expense incurred on $1.6 billion of borrowings under the Company's revolving credit facilities at an interest rate of 5.82% which was the weighted average variable rate in effect on the date of borrowing. The Company financed the acquisition of NPC with borrowings under its revolving credit facilities. Interest expense on the $1.6 billion of borrowings for the six months ended June 30, 1998 was calculated from January 1, 1998 through the acquisition date (April 27, 1998). Interest expense on such borrowings subsequent to the acquisition date is included in the six month results of Historical Cendant.

(F) INCOME TAXES

     The pro forma adjustment was calculated at the applicable statutory rate in effect for the periods presented with consideration given to the deductibility of the pre-tax pro forma adjustments and the relative statutory jurisdictions to which such pro forma adjustments pertain.